XL INSURANCE

**XL Professional**
100 Constitution Plaza
17th Floor
Hartford, CT 06103
Phone 860-246-1863
Fax 860-246-1899

# CORNERSTONE A-SIDE MANAGEMENT LIABILITY BINDER

| | | | |
|---|---|---|---|
| Date: | May 17, 2007 | | |
| Name: | Dennis Gustafson | | |
| Company: | Nasdaq Issuer Insurance Agency | | |
| Fax: | 212-381-6421 | | |
| From: | Matt O'Connell | Direct: 860-948-1826 | Matthew.O'Connell@xlgroup.com |

## INSURED INFORMATION

| | |
|---|---|
| Name: | Along Mobile Tech |
| Address: | 7251 West Lake Mead, Suite 300 |
| | Las Vegas, NV 89128 |
| Policy Number: | **ELU097946-07** |
| Carrier: | XL Specialty Insurance Company |

| POLICY FORM | | POLICY PERIOD |
|---|---|---|
| CS 71 00 09 06 | Cornerstone A-Side Management Liability | May 17, 2007 to May 17, 2008 |
| **LIMIT of LIABILITY** | | **OPTIONAL EXTENSION PERIOD** |
| $5,000,000 | Aggregate each Policy Period (including defense expenses) | One year at 200% of the annual premium |
| **INSURANCE PROGRAM** | | |
| N/A | | |

PREMIUM: $45,000.00

**The portion of your annual premium that is attributable to coverage for acts of terrorism is: $ waived.**

Commission: 13.50%

Premium Due Date: June 17, 2007

## ENDORSEMENTS:

- Terrorism Insurance Disclosure
- In Witness Endorsement
- Office of Foreign Asset Control Notice
- XL Privacy Notice
- Change of Address of Insurer Endorsement (XL 80 39 04 05)
- Terrorism Premium Endorsement (XL 80 24 03 03)
- Nevada State Amendatory Endorsement (CS 72 06 03 07)
- Prior and Pending Litigation Exclusion (CL 83 14 10 03)- May 17, 2007
- Amend Mergers and Acquisitions Endorsements: 35% (CL 80 34 12 02)

## THE BINDER IS SUBJECT TO RECEIPT, REVIEW, AND ACCEPTANCE OF THE FOLLOWING ITEMS.

- None

IF THE TOTAL PREMIUM IS NOT PAID BY THE PREMIUM DUE DATE SET FORTH ABOVE, THE INSURER WILL CANCEL THE COVERAGE FOR NON-PAYMENT OF PREMIUM. THE EFFECT OF SUCH CANCELLATION WILL BE THAT THE OFFERED COVERAGE SHALL NOT INCEPT, AS IF SUCH OFFER OF COVERAGE HAD NEVER BEEN MADE.

XL INSURANCE

**XL Professional**
100 Constitution Plaza
17th Floor
Hartford, CT 06103
Phone 860-246-1863
Fax 860-246-1899

# INVOICE SUMMARY

**Along Mobile Tech**
**ELU097946-07**

| PREMIUM AMOUNT | COMMISSION % | COMMISSION AMOUNT | * TAXES/ SURCHARGES | NET PREMIUM DUE | PREMIUM DUE DATE |
|---|---|---|---|---|---|
| $45,000.00 | 13.50% | $6,075.00 | $0.00 | $38,925.00 | June 17, 2007 |

* Taxes/Surcharges if applicable.

Formal Invoice will be sent via the U.S. Mail to:

Dennis Gustafson
Nasdaq Issuer Insurance Agency
1 Liberty Plaza
50th Floor
New York, NY 10006

IF THE TOTAL PREMIUM IS NOT PAID BY THE PREMIUM DUE DATE SET FORTH ABOVE, THE INSURER WILL CANCEL THE COVERAGE FOR NON-PAYMENT OF PREMIUM. THE EFFECT OF SUCH CANCELLATION WILL BE THAT THE OFFERED COVERAGE SHALL NOT INCEPT, AS IF SUCH OFFER OF COVERAGE HAD NEVER BEEN MADE.